UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2026

GOPRO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36514	77-0629474
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
3025 Clearview Way, San Mateo, CA 94402
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 332-7600

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001	GPRO	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment No. 1 to Agreement and Plan of Merger

On November 6, 2026, GoPro, Inc., a Delaware corporation (the “Company”), entered into Amendment No. 1 (the “Amendment”) to the Agreement and Plan of Merger, dated as of September 1, 2026 (as amended, the “Merger Agreement”), by and among Action Acquisition LLC, a Delaware limited liability company (“Parent”), Starman Optical, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), and the Company. The Merger Agreement was previously reported on a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on September 2, 2026. Capitalized terms used but not defined herein have the meanings ascribed to them in the Merger Agreement.

The Amendment effects the following changes to the Merger Agreement:

(a)The Amendment extends the “Outside Date” (the date by which the merger must be consummated, after which either party may terminate the Merger Agreement) from December 31, 2026 to March 31, 2027.
(b)The Amendment amends Section 2.4(a) of the Merger Agreement so that at the Effective Time, the existing certificate of incorporation of the Company (rather than a new certificate in the form previously attached as Exhibit A to the Merger Agreement) will become the certificate of incorporation of the surviving corporation, subject to Section 5.11 of the Merger Agreement.
(c)The Amendment amends Section 2.9 of the Merger Agreement to provide that if, from the date of the Amendment to the earlier of the Effective Time or termination of the Merger Agreement, the issued and outstanding shares of Common Stock or securities convertible or exchangeable into or exercisable for shares of Common Stock have been changed into a different number of shares or securities or a different class by reason of any reclassification, stock split (including a reverse stock split), stock dividend, recapitalization, merger, issuer tender offer or exchange offer, or other similar transaction, or a stock dividend with a record date within such period is declared, then the Merger Consideration and the number of shares of surviving corporation common stock into which each share of Merger Sub’s common stock is converted will be equitably adjusted to provide Parent and the holders of shares of Common Stock and Company Equity Awards the same economic effect (including the same relative percentage ownership of the surviving corporation) as contemplated by the Merger Agreement prior to such event.
(d)The Amendment removes Exhibit A (Form of Certificate of Incorporation of Surviving Corporation) from the Merger Agreement in its entirety.
(e)The Amendment acknowledges and confirms that the Merger Agreement incorrectly identified Parent as “Action Acquisitions LLC” instead of “Action Acquisition LLC” as a result of a scrivener’s error, and that Action Acquisition LLC has at all times been the party to and bound by the Merger Agreement as “Parent.” The Amendment also acknowledges that, effective as of the date of the Merger Agreement, all references in the Merger Agreement (including the preamble and signature pages thereto) and in any exhibit, schedule, certificate or other document delivered pursuant thereto by “Action Acquisitions LLC” shall be deemed to refer to Action Acquisition LLC.
(f)The Amendment requires Parent, as promptly as practicable after execution of the Amendment, to use reasonable best efforts to obtain an amendment to the Commitment Letter to extend the termination date referenced therein to 11:59 p.m. (New York City time) on March 31, 2027.

Except as expressly amended by the Amendment, all terms of the Merger Agreement remain in full force and effect.
The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction involving GoPro and Parent. In connection with the proposed transaction, GoPro filed a preliminary proxy statement with the SEC on October 19, 2026 and intends to file with the SEC and furnish to stockholders a definitive proxy statement. This communication is not a substitute for the proxy statement or any other document that GoPro may file with the SEC or send to its stockholders in connection with the proposed transaction. INVESTORS AND STOCKHOLDERS OF GOPRO ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GOPRO AND THE PROPOSED TRANSACTION. The materials to be filed by GoPro will be made available to GoPro’s investors and stockholders at no expense to them and copies may be obtained free of charge on GoPro’s website at investor.gopro.com. In addition, all of those materials will be available at no charge on the SEC’s website at www.sec.gov.

GoPro and its directors, executive officers, other members of its management and employees may be deemed to be participants in the solicitation of proxies of GoPro stockholders in connection with the proposed transaction under SEC rules. Investors and stockholders may obtain more detailed information regarding the names, affiliations and interests of GoPro’s executive officers and directors in the solicitation by reading GoPro’s proxy statement for its 2026 annual meeting of stockholders, the Annual Report on Form 10-K/A for the fiscal year ended December 31, 2025 filed on October 19, 2026 and the subsequent Quarterly Reports on Form 10-Q, and the proxy statement and other relevant materials that will be filed with the SEC in connection with the proposed transaction when they become available. Information concerning the interests of GoPro’s participants in the solicitation, which may, in some cases, be different than those of GoPro’s stockholders generally, will be set forth in the proxy statement relating to the proposed transaction when it becomes available.

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements including, among other things, statements regarding the potential benefits of the proposed transaction; the prospective performance and outlook of GoPro’s business, performance and opportunities; the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction; as well as any assumptions underlying any of the foregoing. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to risks, uncertainties, and assumptions. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Risks include, but are not limited to: (i) the ability to obtain the requisite approval from stockholders of GoPro; (ii) the risk that the proposed transaction may not be completed in a timely manner or at all including as a result of Parent's failure to obtain the necessary financing or to extend the termination date of its financing commitment; (iii) the possibility that competing offers or acquisition proposals for GoPro will be made; (iv) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances that would require GoPro to pay a termination fee or other expenses; (vi) the effect of the pendency of the proposed transaction on GoPro’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, its business generally or its stock price; (vii) risks related to diverting management’s attention from GoPro’s ongoing business operations or the loss of one or more members of the management team; (viii) the risk that stockholder demands and stockholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability, and may delay or prevent completion of the proposed transaction; (ix) changes in general economic, competitive, technological and/or industry-specific conditions affecting the businesses and industries in which GoPro operates; (x) actions by third parties, including government agencies; (xi) uncertainty regarding the expected financial performance of the combined company following completion of the proposed transaction; (xii) failure to realize the anticipated benefits of the proposed transaction within the expected time frame or at all, including as a result of a delay in completing the proposed transaction or integrating the businesses; (xiii) the ability of the combined company to implement its business strategy; and (xiv) other risk factors detailed from time to time in GoPro’s reports filed with the SEC, and amendments thereto, including GoPro’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed with the SEC, including documents that will be filed with the SEC in connection with the proposed transaction. The foregoing list of important factors is not exclusive. Any forward-looking statements speak only as of the date of this communication. GoPro does not undertake, and expressly disclaims, any obligation to update any forward-looking statements, whether as a result of new information or developments, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description
2.1	Amendment No. 1 to the Agreement and Plan of Merger, dated November 6, 2026, by and among Action Acquisition LLC, Starman Optical, Inc. and GoPro, Inc.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GoPro, Inc.
(Registrant)

Dated:	November 12, 2026	By: /s/ Jason C. Stephen
Jason C. Stephen Senior Vice President, General Counsel and Secretary